UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 20, 2023

PARK CITY GROUP, INC.
(Exact name of Registrant as specified in its Charter)

Nevada	001-34941	37-1454128
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5282 South Commerce Drive, Suite D292, Murray, Utah 84107
(Address of principal executive offices)

(435) 645-2000
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.01 per share	TRAK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Annual Meeting of Stockholders of Park City Group, Inc., d/b/a ReposiTrak (the “Company”), held on November 20, 2023 (the “Annual Meeting”), stockholders approved the 2023 Omnibus Equity Incentive Plan and the 2023 Employee Stock Purchase Plan. See Item 5.07 below.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The matters voted upon at the Company’s Annual Meeting and the results of the voting are set forth below:

Proposal No. 1- Election of Directors

	For	Withheld
Randall K. Fields	10,814,115	51,094
Robert W. Allen	10,810,820	54,389
Ronald C. Hodge	10,801,647	63,562
Peter J. Larkin	10,400,701	464,508

The Company’s directors are elected by a plurality of the votes cast. Accordingly, each of the nominees named above was elected to serve on the Company’s Board of Directors until the Company’s 2024 annual meeting of stockholders, or until their successors are elected and qualified.

Proposal No. 2 – Approval of the 2023 Omnibus Equity Incentive Plan

For	Against	Abstain
10,789,242	62,409	13,557

The vote required to approve the Company’s 2023 Omnibus Equity Incentive Plan was the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote. Accordingly, stockholders voted to approve the Company’s 2023 Omnibus Equity Incentive Plan, as described in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on October 3, 2023 (the “Proxy Statement”).

Proposal No. 3 – Approval of the 2023 Employee Stock Purchase Plan

For	Against	Abstain
10,814,797	43,449	6,962

The vote required to approve the Company’s 2023 Employee Stock Purchase Plan was the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote. Accordingly, stockholders voted to approve the Company’s 2023 Employee Stock Purchase Plan, as described in the Company’ Proxy Statement.

Proposal No. 4- Ratification of the Appointment of Haynie & Company as the Company’s Independent Auditors for the Fiscal Year Ending June 30, 2024

For	Against	Abstain
11,683,961	4,287	5,153

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast at the Annual Meeting. Accordingly, stockholders ratified the appointment of Haynie & Company as the Company’s registered public accounting firm auditors for the fiscal year ending June 30, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK CITY GROUP INC.

November 20, 2023	/s/ John Merrill
John Merrill
Chief Financial Officer